Warburg Pincus Advisor Funds                                    April 30, 1999
Intermediate Maturity Government Fund
New York Intermediate Municipal Fund
Fixed Income Fund
Global Fixed Income Fund

                                   [GRAPHIC]

More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.

                                   [GRAPHIC]

From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of April 30, 1999; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Warburg Pincus Intermediate Maturity Government Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------
                                                                   June 15, 1999

Dear Shareholder:

     For the six months ended April 30, 1999, Warburg Pincus Intermediate Maturity Government Fund had a return of 0.26%, vs. a return of 0.78% for the Lehman Brothers Intermediate Government Bond Index.* The fund's one-year return through April 30, 1999 was 5.64%. Its five-year, 10-year and since-inception (on August 22, 1988)** average annual total returns through April 30, 1999 were 6.76%, 7.81% and 7.87%, respectively. Note: Effective December 24, 1998, Dale C. Christensen no longer serves as the fund's Co-Portfolio Manager. M. Anthony E. van Daalen, formerly Co-Portfolio Manager, continues to serve as the fund's Portfolio Manager.

Manager Commentary

     The reporting period was a generally difficult one for the domestic bond market, despite a Federal Reserve interest-rate reduction in November 1998 (which was preceded by rate cuts in September and October). Hampering bonds was the persistent strength of the U.S. economy, which raised fears that the Federal Reserve would, at some point, reverse course in order to head off potential inflation (it should be noted, however, that actual inflation remained subdued through the period, thanks partly to impressive gains in productivity). These concerns weighed on most bond prices, and bond yields rose along much of the yield curve.

     Against this backdrop, the fund had a marginal loss, and lagged its benchmark for the six months. The fund's performance largely reflected its interest-rate sensitivity. We maintained a modestly longer-than-neutral duration through the period, in order to maintain what we viewed as attractive levels of risk-adjusted yield. This stance cost the fund in terms of total return, however, given the decline in bond prices.

     With respect to sectors, we increased the fund's weighting in U.S. agency bonds (including mortgage-backed bonds). Yield spreads between these issues and Treasuries widened significantly during the latter part of 1998, prompting us to shift in favor of agencies. This move proved timely, as these issues outperformed Treasuries for the six months.

Warburg Pincus Intermediate Maturity Government Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

     Going forward, our efforts will remain devoted to providing what we deem to be attractive levels of yield while maintaining a high-quality portfolio. In this context, we will continue to make duration and sector adjustments to the fund based on risk-vs.-reward considerations.


M. Anthony E. van Daalen
Portfolio Manager








------------------

 * The Lehman Brothers Intermediate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government bonds, and is calculated by Lehman Brothers Inc.

** Performance shown for the Advisor Class also includes the performance of the fund's Common Class since inception (on August 22, 1988) until the fund's Advisor Class was first offered on August 15, 1997. Because the Common Class had no distribution fees, the expenses of the Common Class are lower than those of the Advisor Class. (Additionally, the fund's Common Class performance was favorably affected by expense waivers and/or reimbursements.) The performnace shown has not been restated to reflect the lower expenses of the Common Class (or to adjust for the Common Class expense waivers and/or reimbursements). If it had, performance shown would have been lower.

Warburg Pincus New York Intermediate Municipal Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------
                                                                   June 15, 1999

Dear Shareholder:

     For the six months ended April 30, 1999, Warburg Pincus New York Intermediate Municipal Fund had a gain of 1.42%, vs. a gain of 1.87% for the Lehman Brothers Five-Year Municipal Bond Index.* The fund's one-year return through April 30, 1999 was 6.10%. Its five-year, 10-year and since-inception (on April 1, 1987) average annual total returns through April 30, 1999 were 5.53%, 6.38% and 5.87%, respectively.

     The reporting period was a generally positive one for municipal bonds. Despite a surprisingly robust economy--which fueled inflation fears, pushing up bond yields--most major municipal bond indexes had modest gains in terms of total return (i.e., bond-price changes plus coupon payments). Notably, these bonds performed well compared to their taxable counterparts (e.g., Treasuries), buoyed by a significant slowdown in municipal-bond issuance.

     Against this backdrop, the fund had a positive, albeit modest, return, supported by a more-favorable supply/demand balance (of note, the easing of issuance by New York municipalities was significant compared to that of most states). The fund modestly trailed its benchmark, however, reflecting its longer-than-neutral duration through the period. Although this cost the fund somewhat in terms of total return, given the rise in bond yields, it allowed us to maintain exposure to bonds offering what we believe were attractive risk-adjusted yields (most specifically, bonds within the five- to eight-year maturity range).

     We made few noteworthy changes to the fund during the period. We remained broadly diversified by sector, holding a mix of essential-services revenue and general-obligation bonds representing a range of issuers. We also continued to emphasize high-quality bonds, since yield spreads between these issues and lower-rated bonds remained modest (in contrast to the taxable-bond arena). This provided little incentive, in our view, to "drop down the quality ladder" in pursuit of marginally higher yields.

Warburg Pincus New York Intermediate Municipal Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

     Looking ahead, we remain optimistic regarding the backdrop for New York municipal bonds. Demand for these bonds is unlikely to ebb, given the state's large base of highly taxed individuals (many of which bear a "triple tax" rate approaching 50%). Supply, meanwhile, should remain relatively firm, thanks to the state's improved fiscal health (that said, we will continue to closely monitor ongoing state-budget negotiations). Set within this environment, we will continue to strive to provide what we deem to be attractive levels of risk-adjusted after-tax yield.


Sharon B. Parente                          Patrick A. Bittner
Co-Portfolio Manager                       Co-Portfolio Manager

     A portion of the fund's income may be subject to state and city taxes or the federal alternative minimum tax.










------------------

* The Lehman Brothers Five-Year Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds, and is compiled by Lehman Brothers Inc.

Warburg Pincus Fixed Income Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------
                                                                   June 15, 1999
Dear Shareholder:

     For the six months ended April 30, 1999, Warburg Pincus Fixed Income Fund had a gain of 0.77%, vs. a 0.52% gain for the Lehman Brothers Intermediate Government/Corporate Bond Index.* The fund's one-year return through April 30, 1999 was 4.39%. Its five-year, 10-year and since-inception (on August 17,
1987)** average annual total returns through April 30, 1999 were 7.55%, 7.89% and 7.84%, respectively. Note: Effective December 24, 1998, Dale C. Christensen no longer serves as Co-Portfolio of the fund. M. Anthony E. van Daalen, formerly the fund's Co-Portfolio Manager, now serves as Portfolio Manager.

Manager Commentary

     The period was a generally difficult one for the domestic bond market (with the notable exception of high-yield bonds), reflecting surprising strength in the U.S. economy. The economy's strength created fears that the Federal Reserve--which lowered interest rates three times between September and November--would, in the not-too-distant future, raise rates, in order to contain potential inflation (it should be stressed that actual inflation remained well-contained through the period). As a result, bond yields rose along much of the yield curve, sending most bond prices lower.

     Against this backdrop, the fund managed a modest gain, aided by its overweighting in corporate bonds (including asset-backed bonds, such as bonds backed by credit-card receivables), which outperformed Treasuries, supported by the economy's health. We significantly increased our position in corporate issues over the latter part of 1998, taking advantage of these issues' wider yield spreads over Treasuries. Our particular focus was on high-quality corporate bonds, though we also added a few high-yield issues we deemed to be attractive.

     Another factor that helped the fund's performance was its weighting in mortgage-backed bonds, which also outperformed Treasuries. We continued to hold a mix of conventional mortgage-backed bonds (i.e., those issued by government agencies) and commercial mortgage-backed securities. Our bias remained toward the latter, which often carry "lockout" provisions precluding early repayment of principal. As such, these securities tend to be backed by relatively predictable longer-term cash flows.

Warburg Pincus Fixed Income Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

     With respect to interest-rate exposure, we kept the fund's duration fairly close to that of its benchmark during much of the period. The fund had a modestly longer-than-neutral duration entering the period, but we reduced it somewhat on our concerns regarding the near-term backdrop for interest rates.

     Going forward, we plan to maintain a diverse mix of Treasury and non-Treasury issues, adjusting our sector exposure as we deem appropriate on a risk-vs.-reward basis. Overall, our focus will remain on high-quality, intermediate-term bonds that have what we deem to be attractive risk-adjusted yields and potential for longer-term appreciation.


M. Anthony E. van Daalen
Portfolio Manager














--------------------

 * The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.

** Performance shown for the Advisor Class also includes the performance of the fund's Common Class since inception (on August 17, 1987) until the fund's Advisor Class was first offered on July 3, 1996. Because the Common Class had no distribution fees, the expenses of the Common Class are lower than those of the Advisor Class. (Additionally, the fund's Common Class performance was favorably affected by expense waivers and/or reimbursements.) The performnace shown has not been restated to reflect the lower expenses of the Common Class (or to adjust for the Common Class expense waivers and/or reimbursements). If it had, performance shown would have been lower.

Warburg Pincus Global Fixed Income Fund
Semiannual Investment Adviser's Report -- April 30, 1999
--------------------------------------------------------------------------------
                                                                   June 15, 1999

Dear Shareholder:

     For the six months ended April 30, 1999, Warburg Pincus Global Fixed Income Fund had a return of 3.93%, vs. returns of 2.28% for the Salomon Brothers World Government Bond Index (Currency-Hedged),* 0.69% for the Lehman Brothers Aggregate Bond Index** and 2.97% for a Composite Benchmark.*** The fund's one-year return through April 30, 1999 was 7.48%. Its five-year and since-inception (on November 1, 1990)**** average annual total returns through April 30, 1999 were 7.21% and 7.98%, respectively. Note: Effective December 24, 1998, Dale C. Christensen no longer serves as the fund's Co-Portfolio Manager. Charles C. Van Vleet, formerly the fund's Co-Portfolio Manager, continues to serve as Portfolio Manager.

Manager Commentary

     The reporting period was a positive one for most global bond markets, though performance varied significantly by region. The best performances belonged to emerging bond markets, reflecting an easing of the financial crisis that gripped financial markets last summer and investors' renewed tolerance for risk. European markets had generally good results, buoyed by optimism over the launch of European Monetary Union in January (these markets had significant losses in U.S. dollar, or unhedged, terms, however, as the U.S. dollar strengthened vs. the euro and most other European currencies). Elsewhere of note, the U.S. market struggled due to fears of higher interest rates, though certain sectors (most notably, high-yield bonds) had good performance.

     Against this backdrop, the fund had a good showing in both absolute and relative terms. Helping the fund's performance was its weighting in high-yield bonds, including emerging-market debt, and its large position in Europe (where we continued to hedge the bulk of the fund's currency exposure). The fund also benefited from its focus, within the U.S., on corporate and mortgage-backed bonds, which outperformed U.S. Treasuries.

     We made a few noteworthy adjustments to the fund during the period with respect to the three "sources of return" of global fixed-income investing: duration, credit quality and currency exposure. With regard to the first, we modestly extended the fund's overall duration during the six months, reflecting our more-positive view of the backdrop for interest rates in Europe (particularly within the region's "peripheral" countries, such as Sweden and Greece). This proved timely, given the continued decline in rates across the Continent.

Warburg Pincus Global Fixed Income Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

     With respect to credit quality, we significantly increased our weighting in high-yield bonds during the period (as of April 30, high-yield securities accounted for about 21% of the fund's assets, up from about 8% at the start of the period).Yield spreads between these issues and higher-quality debt widened significantly during last summer's financial-asset selloff. Since we considered this widening excessive, given the markets' underlying fundamentals, we selectively added emerging-market bonds (most specifically, from Latin America and South Africa) as well as high-yield U.S. corporate issues we deemed to represent good value.

     In terms of currency management, we remained largely positive on the U.S. dollar, and hence maintained relatively limited exposure to foreign currencies. That said, at the end of the period we had unhedged positions in Canadian dollars and the South African rand, reflecting our view that these commodity-sensitive currencies stand to benefit from an improving global economy. All told, our currency strategies had a positive impact on the fund's return for the period.

     Looking ahead, while we have a generally positive view on global inflation and interest rates, particularly with respect to Europe, an improving global economy could create inflationary pressures in certain areas, such as the U.S. In this light, we will continue to emphasize, at least over the near term, high-yield and high-coupon mortgage bonds within the U.S., since these bonds tend to perform relatively well in rising interest-rate environments.

Charles C. Van Vleet
Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, economic and political risks, lower liquidity and differences in accounting methods.

Warburg Pincus Global Fixed Income Fund
Semiannual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

----------------

   * The Salomon Brothers World Government Bond Index (Currency-Hedged) is a market capitalization-weighted index designed to track major government debt markets and is currency-hedged into U.S. dollars.


  ** The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers
     Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The Aggregate Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service.

 *** The Composite Benchmark measures the weighted performance of three component indexes. The weights of the component indexes--50% Lehman Brothers Aggregate Index, 35% Salomon Brothers World Government Bond Index Excluding the U.S. (Currency-Hedged), and 15% Merrill Lynch High Yield Master II Index--correspond to the investment strategy of the fund's manager. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment-grade U.S. domestic bond market.

**** Performance shown for the Advisor Class also includes the performance of the fund's Common Class since inception (on November 1, 1990) until the fund's Advisor Class was first offered on August 12, 1996. Because the Common Class had no distribution fees, the expenses of the Common Class are lower than those of the Advisor Class. (Additionally, the fund's Common Class performance was favorably affected by expense waivers and/or reimbursements.) The performance shown has not been restated to reflect the lower expenses of the Common Class (or to adjust for the Common Class expense waivers and/or reimbursements). If it had, performance shown would have been lower.

Warburg Pincus Intermediate Maturity Government Fund
Statement of Net Assets--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                             Ratings
 Par                                                      (Moody's/S&P)   Maturity       Rate%     Value
 ---                                                      -------------   --------       -----     -----
AGENCY OBLIGATIONS (10.2%)
$6,180,000 Federal Farm Credit Bank, Zero Coupon
           Discount Note                                    (Aaa, AAA)    09/13/99       4.797#  $ 6,073,604
  390,727  Small Business Administration Guaranteed
           Development Participation Certificate
           Series 1992-10B                                  (Aaa, AAA)    04/01/02       7.45        397,693
  558,691  Small Business Administration Guaranteed
           Development Participation Certificate
           Series 1992-10C                                  (Aaa, AAA)    07/01/02       6.60        562,881
                                                                                                 -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $7,023,148)                                                                                7,034,178
                                                                                                 -----------
MORTGAGE BACKED SECURITIES (71.6%)
2,882,121  Fannie Mae                                       (Aaa, AAA)    12/01/05       6.62      2,960,479
1,968,785  Fannie Mae                                       (Aaa, AAA)    08/01/07       6.75      2,028,464
5,000,000  Fannie Mae                                       (Aaa, AAA)    05/15/08       6.00      5,037,969
2,000,000  Fannie Mae                                       (Aaa, AAA)    02/18/21       5.75      1,970,094
2,400,000  Fannie Mae, REMIC 98-M4                          (Aaa, AAA)    12/25/23       6.42      2,415,276
  887,025  Fannie Mae, Series G97-1, Class J                (Aaa, AAA)    02/18/04       6.75        897,851
1,675,000  Fannie Mae, Series MTN                           (Aaa, AAA)    12/10/07       6.56      1,688,704
2,000,000  Fannie Mae, 1997-51, Class KB                    (Aaa, AAA)    03/20/08       7.00      2,036,196
2,400,000  Fannie Mae, Series 1993-50                       (Aaa, AAA)    09/25/20       5.00      2,303,772
2,000,000  Fannie Mae, Series 1993-196, Class J             (Aaa, AAA)    10/25/08       5.50      1,938,090
2,250,000  Federal Home Loan Bank                           (Aaa, AAA)    03/06/03       5.72      2,262,109
3,000,000  Federal Home Loan Bank                           (Aaa, AAA)    09/02/03       5.57      2,992,339
2,315,000  Federal Home Loan Bank                           (Aaa, AAA)    09/15/03       5.12      2,272,761
1,546,000  Federal Home Loan Bank, Series El-04, Class 1    (Aaa, AAA)    04/23/04       7.13      1,546,000
2,300,000  Federal Home Loan Bank                           (Aaa, AAA)    04/25/02       5.25      2,288,723
2,450,000  Financial Assistance Corp.
            (Callable 09/27/00 @ $100.00)                   (Aaa, AAA)    09/27/05       9.20      2,575,019
4,000,000  Freddie Mac                                      (Aaa, AAA)    12/14/01       4.75      3,943,864
1,495,000  Freddie Mac                                      (Aaa, AAA)    07/15/03       5.75      1,503,148
1,000,000  Freddie Mac, Series 10Nc3
            (Callable 04/29/02 @ $100.00)                   (Aaa, AAA)    04/29/09       6.45        997,848
2,000,000  Freddie Mac, Series 1490, Class CA               (Aaa, AAA)    04/15/08       6.50      2,033,901
2,000,000  Freddie Mac, Series 1275, Class VN               (Aaa, AAA)    02/15/05       7.00      2,014,281
  973,826  GE Capital Mortgage Services, Inc.
           Series 1994-7 Class A10                          (Aaa, AAA)    02/25/09       6.00        963,028
  983,079  Morgan Stanley Mortgage Trust,
           Series 40, Class 8                               (Aaa, AAA)    07/20/21       7.00        996,428
                                                                                                 -----------
TOTAL MORTGAGE BACKED SECURITIES
  (Cost $49,848,929)                                                                              49,666,344
                                                                                                 -----------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Intermediate Maturity Government Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                               Ratings
 Par                                                        (Moody's/S&P)             Maturity       Rate%         Value
 ---                                                        -------------             --------       -----         -----
UNITED STATES TREASURY OBLIGATIONS (10.8%)
$1,410,000 U.S. Treasury Bond                                  (Aaa, AAA)             11/15/11       14.000     $ 2,133,137
 1,800,000 U.S. Treasury Bond                                  (Aaa, AAA)             11/15/12       10.375       2,369,510
 1,775,000 U.S. Treasury Note                                  (Aaa, AAA)             02/15/05        7.500       1,963,519
 1,000,000 U.S. Treasury Note                                  (Aaa, AAA)             08/15/07        6.125       1,045,111
                                                                                                                -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS
  (Cost $7,304,579)(0                                                                                             7,511,277
                                                                                                                -----------
SHORT-TERM INVESTMENTS (6.8%)
3,271,463  RBB Select Sweep                                                                                       3,271,463
1,461,326  Institutional Money Market Trust                                                                       1,461,326
                                                                                                                -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $4,732,789)                                                                    4,732,789
                                                                                                                -----------
TOTAL INVESTMENTS AT VALUE (99.4%) (Cost $68,909,445*)                                                           68,944,588
                                                                                                                -----------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)                                                                        421,638
                                                                                                                -----------
NET ASSETS (100%) (applicable to 6,910,062 Common Shares and 1,303 Advisor Shares)                              $69,366,226
                                                                                                                ===========
NET ASSET VALUE, offering and redemption price per Common Share ($69,353,145 divided by 6,910,062)                   $10.04
                                                                                                                ===========
NET ASSET VALUE, offering and redemption price per Advisor Share ($13,081 divided by 1,303)                          $10.04
                                                                                                                ===========

                            INVESTMENT ABBREVIATIONS
                                 NR = Not Rated
                     REMIC = Real Estate Investment Conduit
-------------------------------------------------------------------------------
#  Rate shown reflects yield to maturity on date of purchase.
*  Cost for federal income tax purposes is $69,026,876.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus New York Intermediate Municipal Fund
Statement of Net Assets--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Ratings
   Par                                                         (Moody's/S&P)    Maturity     Rate%        Value
   ----                                                        -------------    --------     -----        -----
MUNICIPAL BONDS (97.7%)
New York (87.7%)
$1,750,000  Metropolitan Transportation Authority Commuter
             Facilities Revenue Bond Series C-1                  (Aaa, AAA)     07/01/05     6.000     $ 1,933,750
 2,000,000  Metropolitan Transportation Authority Commuter
             Facilities Revenue Bond Series C-2                  (Aaa, AAA)     07/01/05     6.000       2,210,000
 3,000,000  Municipal Assistance Corp. for New York City
             Revenue Bond Series L                               (Aa2, AA)      07/01/04     6.000       3,288,750
 3,000,000  Municipal Assistance Corp. for New York City
             Revenue Bond Series M                               (Aa2, AA)      07/01/06     5.250       3,210,000
 1,000,000  Municipal Assistance Corp. for New York City
             Revenue Bond Series O                               (Aa2, AA)      07/01/07     5.250       1,071,250
 1,100,000  Nassau County New York General Obligation
             Bond General Improvement Series S                   (Aaa, AAA)     03/01/06     5.000       1,155,000
 1,350,000  Nassau County New York General Obligation
             Bond General Improvements
             Series R (FGIC Insured)                             (Aaa, AAA)     11/01/02     5.125       1,414,125
 1,045,000  Nassau County New York General Obligation
             Bond Series L (FGIC Insured)
             (Escrowed to Maturity)                              (Aaa, AAA)     11/15/01     6.300       1,114,231
 3,000,000  New York City General Obligation Bond
             Series A                                            (A3, A-)       08/01/06     7.000       3,487,500
 1,000,000  New York City General Obligation Bond
             Series C Subseries C-1
             (Pre-Refunded 08/01/02 @ $101.50)                   (Aaa, AAA)     08/01/02     6.375       1,096,250
    60,000  New York City General Obligation Bond Series L       (A3, NR)       08/01/02     5.500          63,300
 1,000,000  New York City Municipal Water Finance Authority
             & Sewer System Revenue Bond Series A
             (Pre-Refunded 06/15/05 @ $101.00)                   (Aaa, AAA)     06/15/05     6.000       1,115,000
   600,000  New York City Municipal Water Finance Authority
             & Sewer System Revenue Bond Series C
             (FGIC Insured)                                      (VMIG-1, A1+)  05/01/99     4.250         600,000
 2,000,000  New York City Municipal Water Finance Authority
             & Sewer System Revenue Bond Series C
             (Pre-Refunded 06/15/01 @ $101.50)                   (Aaa, A)       06/15/01     7.750       2,197,500
 1,000,000  New York State Dormitory Authority Jewish
             Medical Center, Series L Revenue Bond               (Aaa, AAA)     07/01/05     5.000       1,047,500
 1,500,000  New York State Dormitory Authority Revenue
             Bond City University Series B                       (Aaa, AAA)     07/01/03     6.000       1,627,500
 3,000,000  New York State Dormitory Authority Revenue
             Bond Consolidated City University Series A          (Baa1, BBB+)   07/01/05     5.700       3,232,500
 2,000,000  New York State Dormitory Authority Revenue
             Bond Education Facilities Improvement               (A3, A-)       05/15/07     6.000       2,215,000
 1,000,000  New York State Dormitory Authority Revenue
             Bond Hospital Series A                              (Aaa, AAA)     02/15/08     5.250       1,067,500

                 See Accompanying Notes to Financial Statements.

Warburg Pincus New York Intermediate Municipal Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Ratings
   Par                                                         (Moody's/S&P)    Maturity     Rate%        Value
   ----                                                        -------------    --------     -----        -----
MUNICIPAL BONDS (cont'd)
New York (cont'd)
$1,000,000  New York State Dormitory Authority Revenue
             Bond New York University Series A                    (Aaa, AAA)     07/01/07     5.000     $ 1,050,000
 1,000,000  New York State Dormitory Authority Revenue
             Bond Rockefeller University
             (Callable 07/01/08 @ $101.00)                        (Aaa, AAA)     07/01/16     5.000       1,010,000
 1,000,000  New York State Dormitory Authority Revenue
             Bond Sloan Kettering Memorial Cancer Center          (Aaa, AAA)     07/01/19     5.750       1,096,250
 2,000,000  New York State Dormitory Authority Revenue
             Bond State University Education Facilities
             Series A                                             (A3, A-)       05/15/02     5.400       2,090,000
 2,495,000  New York State Dormitory Authority Revenue
             Bond State University Facilities Lease Revenue
             Series A                                             (Aaa, AAA)     07/01/06     5.750       2,738,262
   750,000  New York State Dormitory Authority Revenue
             Bond Upstate Community Colleges Series A             (Baa1, BBB+)   07/01/01     5.200         772,500
 1,000,000  New York State Dormitory Authority Revenue
             Bond Upstate Community Colleges Series A             (Baa1, BBB+)   07/01/02     5.300       1,041,250
   700,000  New York State Energy Research & Development
             Revenue Bond Series 1985                             (NR, NR)       04/16/00     4.200         700,000
 1,000,000  New York State Environmental Facilities Clean
             Water & Drinking Revenue Bond Series F
             (Callable 06/15/08 @ $101.00)                        (Aa2, AA-)     06/15/14     5.250       1,036,250
 2,000,000  New York State General Obligation Bond Series C       (A2, A)        10/01/03     6.000       2,177,500
 1,200,000  New York State General Obligation Bond Series C       (A2, A)        10/01/04     6.000       1,318,500
 1,000,000  New York State General Obligation Bond Series F       (A2, A)        09/15/04     5.000       1,051,250
 2,245,000  New York State General Obligation Bond Series F       (A2, A)        09/15/06     5.000       2,362,862
 2,500,000  New York State Housing Finance Agency Service
             Contract Obligation Revenue Bond Series C
             (Pre-Refunded 09/15/01 @ $102)                       (Aaa, AAA)     09/15/01     7.300       2,756,250
 1,000,000  New York State Local Government Assistance
             Corp. Revenue Bond Series A                          (Aaa, AAA)     04/01/05     5.000       1,050,000
 1,000,000  New York State Local Government Assistance
             Corp. Revenue Bond Series A                          (A3, A+)       04/01/05     5.400       1,071,250
  600,000   New York State Local Government Assistance
             Corp. Revenue Bond Series A                          (A3, A+)       04/01/06     6.000         663,750
 1,000,000  New York State Local Government Assistance
             Corp. Revenue Bond Series A                          (A3, A+)       04/01/07     6.000       1,111,250
 2,415,000  New York State Local Government Assistance
             Corp. Revenue Bond Series A (FGIC Insured)           (Aaa, AAA)     04/01/04     5.000       2,529,712
 1,000,000  New York State Local Government Assistance
             Corp. Revenue Bond Series A
             (Pre-Refunded 04/01/02 @ $102)                       (Aaa, AAA)     04/01/02     7.125       1,113,750

                 See Accompanying Notes to Financial Statements.

Warburg Pincus New York Intermediate Municipal Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Ratings
   Par                                                         (Moody's/S&P)    Maturity     Rate%        Value
   ----                                                        -------------    --------     -----        -----
MUNICIPAL BONDS (cont'd)
New York (cont'd)
$1,000,000  New York State Local Government Assistance
             Corp. Revenue Bond Series B                          (Aaa, AAA)     04/01/21     5.000     $   986,250
 1,730,000  New York State Local Government Assistance
             Corp. Revenue Bond Series B
             (Pre-Refunded 04/01/01 @ $102.00)                    (Aaa, AAA)     04/01/01     7.500       1,887,863
 1,000,000  New York State Power Authority Revenue Bond
             Series C                                             (Aa3, AA-)     02/15/04     5.000       1,048,750
 2,000,000  New York State Thruway Authority General
             Revenue Bond Series E                                (Aa3, AA-)     01/01/15     5.250       2,065,000
 1,000,000  New York State Thruway Authority Local
             Highway & Bridge Series A Class 2                    (Aaa, AAA)     04/01/15     5.250       1,035,000
   850,000  New York State Thruway Authority Service
             Contract Revenue Bond Local Highway &
             Bridges Series A                                     (Baa1, BBB+)   04/01/01     5.500         877,625
 3,000,000  New York State Thruway Authority Service
             Contract Revenue Bond Local Highway &
             Bridges Series A                                     (Aaa, AAA)     01/01/04     6.000       3,262,500
 1,000,000  New York State Urban Development  Corp.
             Revenue Bond Series B                                (Aaa, AAA)     01/01/14     5.250       1,043,750
 1,190,000  New York State Urban Development Corp.
             Revenue Bond (MBIA Insured)                          (Aaa, AAA)     04/01/06     6.500       1,355,113
 1,000,000  New York State Urban Development Corp.
             Revenue Bond Correctional Capital A
             (AMBAC Insured)                                      (Aaa, AAA)     01/01/06     5.400       1,071,250
 3,000,000  Port Authority of New York & New Jersey
             Revenue Bond Consolidated 72nd Series
             (Pre-Refunded 10/01/02 @ $101.00)                    (A1, AA-)      10/01/02     7.350       3,375,000
 1,000,000  Triborough Bridge & Tunnel Authority General
             Purpose Revenue Bond Series A                        (Aa3, A+)      01/01/07     5.500       1,083,750
 1,790,000  Triborough Bridge & Tunnel Authority New York
             Revenue Bond Series A (MBIA Insured)
             (Callable 01/01/09 @ $101.00)                        (Aaa, AAA)     01/01/12     5.125       1,854,888
 1,000,000  Triborough Bridge & Tunnel Authority New York
             Revenue Bond Series T (GO of Auth. Insured)
             (Prerefunded 01/01/01 @ $102.00)                     (Aaa, A+)      01/01/01     7.000       1,073,750
 2,000,000  Triborough Bridge & Tunnel Authority New York
             Revenue Bond Series T
             (Pre-Refunded 01/01/01 @ $102.00)                    (Aaa, A+)      01/01/01     7.000       2,147,500
 2,000,000  Triborough Bridge & Tunnel Authority New York
             Revenue Bond Series Y (GO of Auth. Insured)          (Aa3, A+)      01/01/08     5.900       2,232,500
                                                                                                       -----------
TOTAL NEW YORK (Cost $85,992,868)                                                                       88,287,731
                                                                                                       -----------


                 See Accompanying Notes to Financial Statements.

Warburg Pincus New York Intermediate Municipal Fund
Statement of Net Assets (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Ratings
   Par                                                         (Moody's/S&P)    Maturity     Rate%        Value
   ----                                                        -------------    --------     -----        -----
MUNICIPAL BONDS (cont'd)
Puerto Rico (10.0%)
$1,000,000  Puerto Rico Commonwealth Aqueduct & Sewer
             Authority Revenue Bond                              (Aaa, AAA)     07/01/07     6.000    $  1,125,000
    50,000  Puerto Rico Commonwealth Aqueduct & Sewer
             Authority Revenue Bond (Escrowed To Maturity)       (Aaa, AAA)     07/01/99     7.875          50,381
 1,000,000  Puerto Rico Commonwealth General Obligation
             Bond                                                (Baa1, A)      07/01/05     5.000       1,050,000
 3,000,000  Puerto Rico Commonwealth General Obligation
             Bond (MBIA Insured)                                 (Aaa, AAA)     07/01/01     5.500       3,123,750
 2,000,000  Puerto Rico Commonwealth Infrastructure
             Finance Authority Revenue Bond Series 1997
             Class A  (OID)                                      (Aaa, AAA)     07/01/11     5.000       2,092,500
 2,000,000  Puerto Rico Electric Power Authority Series EE
             Revenue Bond (Callable 07/01/08 @ 101.50)           (Aaa, AAA)     07/01/16     5.250       2,082,500
   500,000  Puerto Rico Electric Power Authority Series N
             (Callable 07/01/99 @ $101.50)                       (Baa1, BBB+)   07/01/00     6.800         509,875
                                                                                                      ------------
                                                                                                        10,034,006
                                                                                                      ------------
TOTAL MUNICIPAL BONDS (Cost $95,742,515)                                                              $ 98,321,737
                                                                                                      ============

  Shares
  ------
MONEY MARKET (1.3%)
 1,288,843  Federated Investments New York Municipal Cash Trust                                       $  1,288,843
     5,205  Nuveen Tax Exempt Money Fund                                                                     5,205
                                                                                                      ------------
TOTAL MONEY MARKET (Cost $1,294,048)                                                                     1,294,048
                                                                                                      ------------
TOTAL INVESTMENTS AT VALUE (99.0%) (Cost $97,036,563*)                                                  99,615,785
                                                                                                      ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)                                                             1,021,414
                                                                                                      ------------
NET ASSETS (100.0%)                                                                                   $100,637,199
                                                                                                      ============

                    INVESTMENT ABBREVIATIONS
            FGIC = Financial Guaranty Insurance Company
              NR = Not Rated
            MBIA = Municipal Bonds Investors Assurance, Inc.
           AMBAC = American Municipal Bond Assurance Corporation
--------------------------------------------------------------------------------
* Also cost for federal income tax purposes.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Fund
Schedule of Investments--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Ratings
   Par                                                         (Moody's/S&P)    Maturity     Rate%          Value
   ----                                                        -------------    --------     -----          -----
CORPORATE BONDS (30.5%)
$2,000,000  ABN-AMRO Bank NV New York Branch
            Subordinate Deposit Notes
             (Callable 08/01/04 @ $100.00)                       (Aa2, AA-)     08/01/09     8.250     $  2,157,500
 4,140,000  Aetna Services, Inc.                                 (A3, A)        08/15/06     7.125        4,238,325
 7,450,000  AT&T Capital Corp.                                   (Baa3, BBB)    11/15/00     7.500        7,630,252
 2,740,000  Charter Communications Holdings LLC                  (B2, B+)       04/01/09     8.625        2,815,350
 4,500,000  Countrywide Home Loan Co.                            (A3, A)        04/15/09     6.250        4,387,500
 6,950,000  Delphi Auto Systems Corp.                            (Baa2, BBB)    05/01/04     6.125        6,915,250
 2,980,000  Echostar Corp.
             (Callable 02/01/04 @ $104.688)                      (B2, B)        02/01/09     9.375        3,114,100
 4,890,000  First Industrial LP
             (Putable 05/15/02 @ $100.00)                        (Baa2, BBB)    05/15/27     7.150        4,926,675
 1,000,000  Globalstar Capital Corp. Senior Notes
             (Callable 02/15/02 @ $105.69)                       (CAA, B)       02/15/04    11.975          730,000
 2,980,000  Golden State Escrow Corp.
             (Callable @ Make Whole + 50BP)                      (Ba1, BB+)     08/01/03     7.000        2,983,725
 2,980,000  HMH Properties, Inc.                                 (Ba3, NR)      05/15/05     9.500        3,184,875
 1,370,000  Household Finance Corp.                              (A2, A)        05/01/04     6.000        1,364,862
 5,910,000  Household Finance Corp.                              (A2, A)        11/15/08     6.500        5,910,000
 5,355,000  Ingersoll-Rand Co. Medium Term Note                  (A3, A-)       11/19/27     6.230        5,448,712
 1,000,000  Kingdom of Thailand Yankee Notes                     (Baa3, A-)     08/15/01     7.840        1,035,000
 1,500,000  Leucadia Capital Trust I
             (Callable 01/15/07 @ $104.28)                       (Ba1, BBB)     01/15/27     8.650        1,089,375
 3,000,000  Lowe's Companies
             (Putable 05/15/07 @ $100.00)                        (A2, A)        05/15/37     7.110        3,123,750
 2,985,000  National Semiconductor (Convertible
             Subordinate Debentures)
             (Callable 10/01/99 @ $102.79)                       (Ba2, BB)      10/01/02     6.500        2,552,175
 4,940,000  Nationwide Health Properties, Inc.
             (Putable 07/01/03 @ $100.00)                        (Baa2, BBB)    07/07/38     6.590        4,779,450
 7,195,000  Niagara Mohawk Power Corp. Series D
             (Callable 04/01/99 to 12/31/00 @ Make
             Whole + 50BP )                                      (Ba2, BB+)     10/01/02     7.250        7,365,881
 6,185,000  Noble Drilling Corp.                                 (Baa2, A-)     03/15/09     6.950        6,409,206
 3,100,000  NTL, Inc. Senior Notes
             (Callable 10/01/03 @ $105.75)                       (B3, B-)       10/01/08    11.500        3,510,750
 4,140,000  Occidental Petroleum                                 (Baa3, BBB)    02/15/06     7.650        4,264,200
 4,760,000  Philip Morris Cos., Inc.
             (Putable 06/01/01 @ $100.00)                        (A2, A)        06/01/06     6.950        4,819,500
 2,000,000  Potomac Electric Power Co.
             (Callable 05/15/02 @ $103.21)                       (A1, A)        05/15/27     8.500        2,105,000
 6,020,000  Qwest Communications International, Inc.
             Senior Notes                                        (Ba1, BB+)     11/01/08     7.500        6,321,000
 3,400,000  Riggs Capital Trust II Preferred Securities,
             Series C (Callable 03/15/07 @ $104.44)              (Baa3, BB-)    03/15/27     8.875        3,468,000

                 See Accompanying Notes to Financial Statements.

Warrburg Pincus Fixed Income Fund
Schedule of Investments (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                     Ratings
   Par                                                             (Moody's/S&P)  Maturity     Rate%        Value
   ----                                                            ------------  ---------    ------       ------
Corporate Bonds (cont'd)
$ 1,560,000  Rose Hills Acquisition Senior Subordinate Notes
              (Callable 11/15/00 @ $100.00)++                      (B2, B)        11/15/04     9.500    $  1,380,600
  9,500,000  Sears Roebuck Acceptance Corp.                        (A2, A-)       05/01/09     6.250       9,392,745
  1,000,000  State Street Boston Corp. Debentures
              (Putable 06/15/06 @ $100.00)                         (A1, AA-)      06/15/06     7.350       1,038,750
  5,000,000  Terra Nova Insurance (UK) Holdings
              (Callable @ Make Whole +20BP)                        (Baa1, BBB)    05/15/08     7.000       4,987,500
  1,000,000  TIG Capital Trust I Debentures
              (Callable 01/15/07 @ $100.00)                        (Baa2, A-)     01/15/27     8.597         846,250
  2,090,000  Unova, Inc.                                           (Baa2, BBB-)   03/15/05     6.875       2,121,350
                                                                                                        ------------
            Total Corporate Bonds
            (Cost $127,450,894)                                                                          126,417,608
                                                                                                        ------------
Asset/Mortgage-Backed Securities (43.6%)
 11,000,000  Amresco Commercial Mortgage Funding I
              Series 1997-C1, Class B                              (NR, AA)       06/17/29     7.240      11,403,865
  2,425,000  Asset Securitization Corp. (Nomura Asset
              Securities Corp.) Series 1996-D2, Class A2++         (NR, AA)       02/14/29     7.207+      2,539,133
    170,377  Bankers Trust Co. Pass-Through CTFS
              Series 1988-1, Class 1D                              (NR, NR)       04/01/18     8.625         173,869
  4,660,000  California Infrastructure PG&E-1 Series 97-1,
              Class A7 (Callable 09/25/06 @ $100.00)               (Aaa, AAA)     09/25/08     6.420       4,767,149
  6,200,000  California Infrastructure SCE-1 Series 1997-1,
              Class A7 (Callable 12/26/07 @ $100.00)               (Aaa, AAA)     12/26/09     6.420       6,166,178
  5,650,000  Commonwealth Edison Transitional Funding Trust
              Series 1998-1, Class A6                              (Aaa, AAA)     06/25/09     5.630       5,504,089
  5,000,000  Credit Suisse First Boston Series 1998-FL             (A2, NA)       12/01/00     6.047       4,910,938
    267,912  Donaldson, Lufkin, & Jenrette, Inc. Acceptance
              Trust Series 1989-1, Class F                         (NR, NR)       08/01/19    11.000         298,911
  3,038,000  Fannie Mae, Series 1993-196, Class J                  (Aaa,AAA)      10/25/08     5.500       2,943,959
  4,920,000  Fannie Mae Series 1997-51, Class KB Guaranteed
              REMIC TR                                             (Aaa, AAA)     03/20/08     7.000       5,009,043
 11,000,000  Fannie Mae Series 1997-79, Class KB                   (Aaa, AAA)     07/18/26     6.000      10,442,872
  4,700,000  Fannie Mae Series 1998-M4, Class B                    (Aaa, AAA)     12/25/23     6.424       4,729,916
 11,910,000  Fannie Mae Pool #492402                               (Aaa, AAA)     04/01/29     6.500      11,843,006
  5,000,000  Federal Farm Credit Bank                              (Aaa, NR)      06/01/99     4.840       4,999,577
  3,040,000  Federal Home Loan Bank Zero Coupon                    (Aaa, NR)      11/30/99     5.867#      2,956,889
     85,630  Federal Home Loan Mortgage Corp.
              PC Pool #220014                                      (Aaa, AAA)     10/01/01      .750          87,794
  3,000,000  Federal-Mogul Corp.                                   (Ba2, BB+)     01/15/06     7.375       2,943,750
  5,000,000  First Chicago/Lennar Trust, Series 1997-CHI1,
              Class B                                              (N/A, N/A)     04/29/06     8.055+      4,850,000
  3,000,000  First USA Credit Card Master Trust
              Series 1998-4, Class A                               (Aaa, AAA)     03/18/08     5.049+      2,992,845
 12,800,000  Freddie Mac (Callable 04/29/02 @ $100.00)             (Aaa, AAA)     04/29/09     6.450      12,772,454

                 See Accompanying Notes to Financial Statements.

Warrburg Pincus Fixed Income Fund
Schedule of Investments (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Ratings
   Par                                                             (Moody's/S&P)  Maturity     Rate%        Value
   ----                                                            ------------  ---------    ------       ------
Asset/Mortgage-Backed Securities (cont'd)

$ 1,500,000  General Motors Acceptance Corp.
             Series 96C-2B, Class B                                (NR, A)        10/15/11     7.530    $  1,577,993
  1,000,000  General Motors Acceptance Corp.
             Series 1998-C1, Class E                               (NR, NR)       06/03/09     7.153         967,695
  4,838,052  General Motors Acceptance Corp.
             Series 1996-C2, Class A                               (NR, AA)       10/15/11     7.350       4,924,229
 11,798,715  GNMA                                                  (NR, NR)       10/15/28     6.500      11,732,347
  9,000,000  LB Commercial Conduit Mortgage Trust
             Series 1996-C2, Class C                               (A2, NR)       10/25/26     7.743+      9,378,045
  4,915,395  Morgan Stanley Mortgage Trust
             Series 40, Class 8                                    (NR, AAA)      07/20/21     7.000       4,982,142
  4,970,000  Mortgage Capital Funding, Inc.
             Series 1998-MC1, Class E                              (NR, BBB+)     01/19/08     7.060+      4,904,073
 10,000,000  Nomura Asset Securites Corp.
             Series 1998-D6, Class A3                              (NR, BBB+)     03/16/13     6.980+      9,795,350
  4,000,000  Nomura Asset Securities Corp.
             Series 1993-1, Class B1                               (NR, BBB)      12/15/01     6.680       4,032,660
    712,414  Nomura Asset Securities Corp.
             Series 1994-4B, Class 4A                              (Aaa, AAA)     09/25/24     8.300         728,974
 10,028,591  Nomura Depository Trust                               (Aaa, AAA)     01/15/03     5.206+      9,889,121
  2,635,841  Residential Funding Mortgage Securities I
             Series 96 - S2, Class A1                              (NR, NR)       01/25/11     6.750       2,643,879
  2,624,578  Resolution Trust Corp. 1994-C1, Class B               (NR, AA)       06/25/26     8.000       2,618,017
    694,369  Resolution Trust Corp. Pass-Through CTFS
             Series-95 C1, Class A-2C                              (Aaa, NR)      02/25/27     6.900         703,413
  2,500,000  Shurgard Pass-Through  CTFS Trust (Nomura
             Asset Securities Corp.) Series 1, Class 1             (NR, NR)       06/15/04     8.240+      2,585,547
  6,790,000  Standard Credit Card Master Trust
             Series 1995-9, Class A                                (NR, NR)       10/07/07     6.550       6,959,535
                                                                                                        ------------
           Total ASSET/Mortgage-Backed Securities
            (Cost $182,476,711)                                                                          180,759,257
                                                                                                        ------------
United States Treasury Obligations (13.9%)
U.S. Treasury Inflation Protection (6.6%)
  6,950,000 U.S. Treasury Note                                     (Aaa, AAA)     01/15/09     3.875       6,955,653
 20,000,000 U.S. Treasury Note                                     (Aaa, AAA)     07/15/02     3.625      20,471,136
                                                                                                        ------------
                                                                                                          27,426,789
                                                                                                        ------------
U.S. Treasury Notes (6.8%)
 27,935,000 U.S. Treasury Note                                     (Aaa, AAA)     02/29/00     5.500      28,078,228
    120,000 U.S. Treasury Note                                     (Aaa, AAA)     05/15/01     8.000         126,637
                                                                                                        ------------
                                                                                                          28,204,865
                                                                                                        ------------
U.S. Treasury Principal Strip Notes (0.5%)
  2,025,000 U.S. Treasury Principal Strip                          (Aaa, AAA)     08/15/99      5.53#      1,998,134
                                                                                                        ------------
           Total United States Treasury Obligations
            (Cost $57,611,322)                                                                            57,629,788
                                                                                                        ------------

                See Accompanying Notes to Financial Statements.

Warrburg Pincus Fixed Income Fund
Schedule of Investments (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                     Ratings
   Par                                                             (Moody's/S&P)  Maturity     Rate%        Value
   ----                                                            ------------  ---------    ------       ------
Agency Obligations (3.2%)
 12,178,000  Fannie Mae                                            (Aaa, AAA)     02/18/21     5.750    $ 11,995,904
  1,209,570  Small Business Administration Guaranteed-
              Development Participation Certificate
              Debenture Series 1992-20D
              (Callable 10/01/02 @ $100.00)                        (Aaa, AAA)     04/01/12     8.200       1,318,432
                                                                                                        ------------
           Total Agency Obligations
            (Cost $13,199,023)                                                                            13,314,336
                                                                                                        ------------
PREFERRED STOCK (2.6%)
   Number
 of Shares
 ---------
Banks & Saving & Loan (1.9%)
     36,800 Banco Totta & Acores Financial Corp. Series A
             (Callable 10/11/06 @ $25.00)                                                      8.875         963,700
     65,050 Natexis Bank Series A
             (Callable 06/30/08 @ $100.00)                                                     8.440       6,521,263
                                                                                                         -----------
                                                                                                           7,484,963
                                                                                                         -----------
Real Estate (0.7%)
     72,000 Equity Residential Properties Trust Series D REIT
             (Callable 07/15/07 @ $25.00)                                                      8.600       1,854,000
     26,250 Prologis Trust, Series C REIT
             (Callable 11/13/26 @ $50.00)                                                      8.540       1,223,906
                                                                                                         -----------
                                                                                                           3,077,906
                                                                                                         -----------
            Total Preferred Stock
             (Cost $10,528,001)                                                                           10,562,869
                                                                                                         -----------
Short Term Investments (6.2%)
   Shares
   ----
  5,809,694 RBB Money Market Fund                                                                          5,809,694
   Par
   ----
 20,000,000 Student Loan Marketing Association                     (Aaa, NR)      07/15/99     4.926+     20,003,000
                                                                                                        ------------
Total Short Term Investments (Cost $25,809,694)(0                                                         25,812,694
                                                                                                        ------------
Total Investments at Value (100.0%) (Cost $417,075,645*)                                                $414,496,552
                                                                                                        ============


                 INVESTMENT ABBREVIATIONS

                  CTFS = Certificates
                    NR = Not Rated
                  REIT = Real Estate Investment Trust
                 REMIC = Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------
++  Illiquid Security.
 + On instruments with variable rates, the interest rate shown reflects the current rate as of April 30, 1999.
 #  Rate shown reflects yield to maturity
    on date of purchase.
 *  Also cost for federal income tax purposes.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Fixed Income Fund
Schedule of Investments--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                     Ratings
   Par                                                             (Moody's/S&P)  Maturity     Rate%        Value
   ----                                                            ------------  ---------    ------       ------
Bonds (93.5%)
Canada (10.7%)
$  19,400,000  Canadian Government                                (Aa1, AAA)     06/01/04     6.500     $ 14,205,743
    1,960,000  (A) Newcourt Credit Group                          (Baa3, BBB)    12/17/03     7.125        2,028,600
                                                                                                        ------------
                                                                                                          16,234,343
                                                                                                        ------------
Chile (1.0%)
    1,464,000  (A) Republic of Chile                               (Baa1, A-)     04/28/09     6.875       1,469,490
                                                                                                        ------------
Colombia (1.9%)
    2,931,000  (A) Republic of Colombia                            (Baa3, BBB-)   04/23/09     9.750       2,843,070
                                                                                                        ------------
Costa Rica (1.9%)
    2,940,000  (A) Republic of Costa Rica                          (Ba1, BB)      05/15/09     9.335       2,940,000
                                                                                                        ------------
Denmark (4.6%)
   40,400,000  Kingdom of Denmark                                  (Aaa, AAA)     11/15/07     7.000       6,923,448
                                                                                                        ------------
Germany (6.9%)
    4,548,000  Republic of Germany                                 (Aaa, AAA)     10/14/05     6.500       5,643,981
    4,598,737  Republic of Germany                                 (Aaa, AAA)     07/04/28     4.750       4,813,684
                                                                                                        ------------
                                                                                                          10,457,665
                                                                                                        ------------
Greece (3.0%)
1,244,000,000  Hellenic Republic                                   (A2, NR)       03/21/04     8.900       4,499,830
                                                                                                        ------------
Mexico (1.2%)
    1,500,000  (A) United Mexican States                           (Ba2, BB)      05/15/26    11.500       1,781,250
                                                                                                        ------------
Norway (4.0%)
   45,000,000  Norwegian Government                                (Aaa, AAA)     11/30/04     5.750       6,100,723
                                                                                                        ------------
Panama (1.0%)
    1,465,000  Republic of Panama                                  (Ba1, BB+)     04/01/29     9.375       1,512,613
                                                                                                        ------------
Philippines (1.7%)
    2,448,000  Republic of Philippines                             (Ba1, BB+)     01/15/19     9.875       2,539,800
                                                                                                        ------------
South Africa (3.2%)
   32,990,000  Republic of South Africa                            (Baa1, BBB+)   02/28/05    12.000       4,935,845
                                                                                                        ------------
Sweden (6.0%)
   39,000,000  Swedish Government                                  (Aa1, AAA)     01/15/04     5.000       4,941,741
   32,700,000  Swedish Government, Series 1043                     (Aa1, AAA)     01/28/09     5.000       4,141,944
                                                                                                        ------------
                                                                                                           9,083,685
                                                                                                        ------------

                See Accompanying Notes to Financial Statements.

Warburg Pincus Global Fixed Income Fund
Schedule of Investments--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


                                                                     Ratings
   Par                                                             (Moody's/S&P)  Maturity     Rate%        Value
   ----                                                            ------------  ---------    ------       ------
Bonds (cont'd)
United States (44.5%)
$ 25,000,000  Bayerische Landesbank Ny, Zero Coupon
              (Callable 08/04/00 @ $12.028)                        (Aaa, AAA)     08/04/27     7.967##  $  2,750,000
   4,510,000  California Infrastructure San Diego Gas &
              Electric Rate Reduction,
              Series 1997-1 Class A7                               (Aaa, AAA)     12/26/09     6.370       4,550,793
   1,200,000  Charter Communications Holdings LLC                  (B2, B+)       04/01/09     8.625       1,233,000
   2,500,000  Commonwealth Edison Transitional Funding
              Trust, Series 1998-1, Class A6                       (Aaa, AAA)     06/25/09     5.630       2,435,438
   1,310,000  Echostar DBS Corp.
              (Callable 02/01/04 @ $104.688)                       (B2, B)        02/01/09     9.375       1,368,950
   6,900,000  Freddie Mac Discount Note                            (Aaa, AAA)     05/17/99     4.785##     6,887,495
   3,000,000  Federal-Mogul Co.
              (Callable @ Greater of Par or
              Make Whole + 50BP)                                   (Ba2, BB+)     01/15/06     7.375       2,943,750
   9,789,538  GNSF Pool                                            (Aaa, AAA)     03/15/29     6.500       9,734,472
   1,600,000  Golden State Escrow Corp.
              (Callable @ Make Whole + 50BP)                       (Ba1, BB+)     08/01/03     7.000       1,602,000
   3,920,000  Household Finance Corp.                              (A2, A)        11/15/08     6.500       3,920,000
   3,400,000  Illinois Power Transitional Funding Trust,
              Series 1998-1, Class A6                              (Aaa, AAA)     06/25/09     5.540       3,290,095
   2,150,000  Massachusetts State Water Resource Authority         (Aaa, AAA)     08/01/24     5.000       2,082,813
   6,850,000  Nomura Asset Securities Co.                          (Aaa, AAA)     03/16/13     6.690       6,757,011
   1,840,000  NTL, Inc.
              (Callable 10/01/03 @ $105.75)                        (B3, B-)       10/01/08    11.500       2,083,800
   6,000,000  PECO Energy Transition Trust                         (Aaa, AAA)     03/01/09     6.050       5,971,050
   2,060,000  Qwest Communications International, Inc.
              (Callable @ Make Whole + 37.5BP)                     (Ba1, BB+)     11/01/08     7.500       2,163,000
   1,950,000  Triborough Bridge & Tunnel Auth.,
              Series A (Callable 01/01/09 @ $101.00)               (Aa3, A+)      01/01/19     5.000       1,930,500
   5,775,000  U.S. Treasury Note                                   (Aaa, AAA)     02/15/04     4.750       5,659,500
                                                                                                        ------------
                                                                                                          67,363,667
                                                                                                        ------------
Venezuela (1.9%)
   3,642,845  (A) Republic of Venezuela, Series DL
              (Callable 06/18/99 @ $100.00)                        (B2, B+)       12/18/07     5.938       2,930,305
                                                                                                        ------------
Total Bonds (Cost $141,117,740)                                                                          141,615,734
                                                                                                        ------------


                See Accompanying Notes to Financial Statements.

Warburg Pincus Global Fixed Income Fund
Schedule of Investments (cont'd)--April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


  Number
  Shares                                                                         Maturity     Rate%        Value
  -------                                                                        ---------    ------       ------
Preferred Stock (1.6%)
United States
    23,900  Natexis AMBS Co. Series A
            (Callable 06/30/08 @ $100.00) (Cost $2,387,492)                                             $  2,395,975
                                                                                                        ------------

Rights & Warrants (0.0%)
Argentina (0.0%)
     1,940  Republic of Argentina Warrants, 12/03/99
            (Cost $0)                                                                                          5,820
                                                                                                        ------------

Repurchase Agreements (4.9%)
   Par
   ----
 7,438,000  Repurchase agreement with State
            Street Bank & Trust Co. dated
            04/30/99 at 4.82% to be
            repurchased at $7,440,987 on
            05/03/99. (Collateralized by a pro
            rata amount of U.S. Treasury Notes
            ranging in par values from
            $26,210,000 to $50,000,000.
            6.000%-8.500%
            07/31/02-02/15/20. Pro rata market
            value of collateral is $7,587,504
            (Cost $7,438,000)                                                     05/03/99     4.820       7,438,000
                                                                                                        ------------
Total Investments AT VALUE (100.0%) (Cost $150,943,232*)                                                $151,455,529
                                                                                                        ============

                            INVESTMENT ABBREVIATIONS
                                 NR = Not Rated
--------------------------------------------------------------------------------
  + Unless otherwise indicated below, all securities are denominated in the currency of the issuers' country of origin.
(A) Denominated in U.S. Dollars.
 ## Rate shown reflects yield to maturity on date of purchase.
  * Also cost for federal income tax purposes.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Fund
Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets
  Investments at value (Cost $417,075,645)                         $414,496,552
  Receivable for investments sold                                    26,964,443
  Interest and dividend receivable                                    4,325,555
  Receivable for fund shares sold                                       142,627
  Other assets                                                           46,072
                                                                   ------------
    Total Assets                                                    445,975,249
                                                                   ------------
Liabilities
  Payable for investments purchased                                  28,855,931
  Dividend payable                                                    1,842,093
  Investment advisory fee payable                                       172,195
  Accrued expenses payable                                              156,467
  Administrative services fees payable                                   34,429
                                                                   ------------
    Total Liabilities                                                31,061,125
                                                                   ------------
Net Assets, applicable to 40,396,805 Common Class shares and
  329,153 Advisor Class shares                                     $414,914,124
                                                                   ============
Net Asset Value, offering and redemption price per Common Class
  share ($411,562,236 divided by 40,396,805)                             $10.19
                                                                         ======
Net Asset Value, offering and redemption price per Advisor Class
  share ($3,351,888 divided by 329,153)                                  $10.18
                                                                         ======

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Fund
Statement of Assets and Liabilities
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets
  Investments at value (Cost $150,943,232)                         $151,455,529
  Receivable for investment sold (Cost $4,859,992)                    4,859,992
  Interest and dividend receivable (Cost $2,366,419)                  2,349,959
  Receivable for unrealized gain on forward currency contracts          628,049
  Receivable for fund shares sold                                       253,290
  Other assets                                                           24,052
                                                                   ------------
    Total Assets                                                    159,570,871
                                                                   ------------
Liabilities
  Payable for investments purchased (Cost $8,662,360)                 8,662,360
  Investment advisory fee payable                                        66,971
  Accrued expenses payable                                               59,028
  Payable for realized losses on forward currency contracts              18,583
  Administrative services fees payable                                   12,097
  Distribution payable                                                    3,906
  Other liabilities                                                       1,186
                                                                   ------------
    Total Liabilities                                                 8,824,131
                                                                   ------------
Net Assets, applicable to 14,025,034 Common Class shares and
  6,954 Advisor Class shares                                       $150,746,740
                                                                   ============
Net Asset Value, offering and redemption price per Common Class
  share ($150,672,083 divided by 14,025,034)                             $10.74
                                                                         ======
Net Asset Value, offering and redemption price per Advisor Class
  share ($74,657 divided by 6,954)                                       $10.74
                                                                         ======


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Statements of Operations
For the Six Months Ended April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                             Warburg Pincus      Warburg Pincus
                                              Intermediate          New York                             Warburg Pincus
                                                Maturity          Intermediate      Warburg Pincus         Global
                                               Government           Municipal        Fixed Income        Fixed Income
                                                  Fund                 Fund               Fund               Fund
                                            ----------------     ---------------    ----------------    ----------------
Investment Income:
    Dividends                                   $          0        $     26,855        $    366,708        $     83,978
    Interest                                       2,108,421           2,429,116          12,596,988           4,328,201
    Foreign taxes withheld                                 0                   0                   0              (6,929)
                                                ------------        ------------        ------------        ------------
      Total investment income                      2,108,421           2,455,971          12,963,696           4,405,250
                                                ------------        ------------        ------------        ------------
Expenses:
    Investment Advisory                              182,975             213,304           1,044,774             777,718
    Administrative services                           55,830              88,417             319,989             119,822
    Audit                                              5,952               6,159               9,169               8,378
    Custodian/Sub-custodian                            7,497               8,551              35,487              67,177
    Directors/Trustees                                 6,822               7,184               6,503               6,759
    Insurance                                            283                 703               2,541               1,539
    Interest                                            (112)                 32                  31                  82
    Legal                                              6,524               9,285              14,128              10,406
    Printing                                           3,674               6,474              27,857               9,109
    Registration                                      16,966               9,592              52,887              30,580
    Shareholder servicing/distribution                    15                   0               4,016              12,210
    Transfer Agent                                    13,686              11,297             132,734              76,542
    Miscellaneous                                         79               1,217               1,675               3,169
                                                ------------        ------------        ------------        ------------
                                                     300,191             362,215           1,651,791           1,123,491
    Less: fees waived, expenses
      reimbursed and transfer agent
      offsets                                        (80,605)            (42,258)            (82,057)           (372,449)
                                                ------------        ------------        ------------        ------------
      Total expenses                                 219,586             319,957           1,569,734             751,042
                                                ------------        ------------        ------------        ------------
       Net investment income                       1,888,835           2,136,014          11,393,962           3,654,208
                                                ------------        ------------        ------------        ------------
Net Realized and Unrealized Gain (Loss)
  from Investments and Foreign Currency
  Related Items:
    Net realized gain (loss) from security
      transactions                                   133,777             157,071             873,146            (847,635)
    Net realized gain from foreign currency
      related items                                        0                   0                   0             617,846
    Net change in unrealized appreciation
      (depreciation) from investments
      and foreign currency related items          (2,073,875)           (777,042)         (8,129,865)          3,385,746
                                                ------------        ------------        ------------        ------------
      Net realized and unrealized gain
       (loss) from investments and
       foreign currency related items             (1,940,098)           (619,971)         (7,256,719)          3,155,957
                                                ------------        ------------        ------------        ------------
    Net increase (decrease) in net assets
      resulting from operations                 $    (51,263)       $  1,516,043        $  4,137,243        $  6,810,165
                                                ============        ============        ============        ============


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                Warburg Pincus                        Warburg Pincus
                                                            Intermediate Maturity                  New York Intermediate
                                                                Government Fund                        Municipal Fund
                                                        --------------------------------      ---------------------------------
                                                          For the                                For the
                                                         Six Months           For the          Six Months          For the
                                                            Ended           Year Ended            Ended           Year Ended
                                                        April 30, 1999      October 31,       April 30, 1999      October 31,
                                                         (Unaudited)            1998           (Unaudited)            1998
                                                        --------------      ------------      --------------     --------------
From Operations:
    Net investment income                                $   1,888,835      $   3,037,610      $   2,136,014      $   4,098,648
    Net realized gain from security transactions               133,777            484,032            157,071            771,345
    Net realized loss from futures contracts                         0                  0                  0           (129,543)
    Net change in unrealized appreciation
      (depreciation) from investments and foreign
      currency related items                                (2,073,875)         1,403,224           (777,042)         1,158,201
                                                         -------------      -------------      -------------      -------------
       Net increase (decrease) in net assets
         resulting from operations                             (51,263)         4,924,866          1,516,043          5,898,651
                                                         -------------      -------------      -------------      -------------
From Distributions:
    Dividends from net investment income:
      Common Shares                                         (1,888,525)        (3,037,272)        (2,136,014)        (4,098,642)
      Advisor Shares                                              (310)              (338)                 0                 (6)
    Distributions from realized gains:
      Common Shares                                           (420,771)                 0           (624,104)                 0
      Advisor Shares                                               (80)                 0                  0                  0
    Distributions in excess of realized gains:
      Common Shares                                            (62,660)                 0                  0                  0
      Advisor Shares                                                 0                  0                  0                  0
                                                         -------------      -------------      -------------      -------------
       Net decrease in net assets from distributions        (2,372,346)        (3,037,610)        (2,760,118)        (4,098,648)
                                                         -------------      -------------      -------------      -------------
From Capital Share Transactions:
    Proceeds from sale of shares                            39,827,537         79,574,872         37,964,403         49,747,129
    Reinvested dividends                                     1,879,516          2,564,065          2,182,153          3,489,604
    Net asset value of shares redeemed                     (48,128,942)       (54,238,174)       (45,187,679)       (37,058,061)
                                                         -------------      -------------      -------------      -------------
       Net increase (decrease) in net assets from
         capital share transactions                         (6,421,889)        27,900,763         (5,041,123)        16,178,672
                                                         -------------      -------------      -------------      -------------
       Net increase (decrease) in net assets                (8,845,498)        29,788,019         (6,285,198)        17,978,675

Net Assets:
    Beginning of period                                     78,211,724         48,423,705        106,922,397         88,943,722
                                                         -------------      -------------      -------------      -------------
    End of period                                        $  69,366,226      $  78,211,724      $ 100,637,199      $ 106,922,397
                                                         =============      =============      =============      =============
    Undistributed net investment income:                 $           0      $           0      $           0      $           0
                                                         =============      =============      =============      =============


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  Warburg Pincus                        Warburg Pincus
                                                                 Fixed Income Fund                  Global Fixed Income Fund
                                                          --------------------------------      -------------------------------
                                                            For the                               For the
                                                           Six Months           For the           Six Months         For the
                                                              Ended           Year Ended            Ended           Year Ended
                                                         April 30, 1999       October 31,       April 30, 1999      October 31,
                                                           (Unaudited)           1998            (Unaudited)           1998
                                                          -------------      -------------      --------------     ------------
From Operations:
    Net investment income                                 $  11,393,962      $  20,301,303      $   3,654,208      $   9,393,375
    Net realized gain (loss) from security
      transactions                                              873,146          1,801,417           (847,635)        (6,983,874)
    Net realized loss from futures contracts                          0                  0                  0                  0
    Net realized gain (loss) from foreign
      currency related items                                          0                  0            617,846           (523,167)
    Net change in unrealized appreciation
      (depreciation) from investments and
      foreign currency related items                         (8,129,865)           323,605          3,385,746          4,632,353
                                                          -------------      -------------      -------------      -------------
       Net increase in net assets resulting
         from operations                                      4,137,243         22,426,325          6,810,165          6,518,687
                                                          -------------      -------------      -------------      -------------
From Distributions:
    Dividends from net investment income:
      Common Shares                                         (11,310,321)       (20,111,834)        (4,500,952)       (11,720,477)
      Advisor Shares                                            (83,641)          (189,469)                 0           (562,512)
    Distributions in excess of net investment income:
      Common Shares                                             (40,837)                 0                  0                  0
      Advisor Shares                                               (326)                 0                  0                  0
    Distributions from realized gains:
      Common Shares                                          (1,686,769)        (2,591,321)          (458,808)                 0
      Advisor Shares                                            (12,946)           (32,099)          (148,403)                 0
                                                          -------------      -------------      -------------      -------------
       Net decrease in net assets from
         distributions                                      (13,134,840)       (22,924,723)        (5,108,163)       (12,282,989)
                                                          -------------      -------------      -------------      -------------
From Capital Share Transactions:
    Proceeds from sale of shares                            110,292,365        275,617,900         45,575,353        105,148,731
    Reinvested dividends                                      9,913,437         20,421,111          4,519,395         11,252,140
    Net asset value of shares redeemed                     (122,888,282)      (138,361,653)       (61,698,455)      (153,653,681)
                                                          -------------      -------------      -------------      -------------
       Net increase (decrease) in net assets
         from capital share transactions                     (2,682,480)       157,677,358        (11,603,707)       (37,252,810)
                                                          -------------      -------------      -------------      -------------
       Net increase (decrease) in net assets                (11,680,077)       157,178,960         (9,901,705)       (43,017,112)

Net Assets:
    Beginning of period                                     426,594,201        269,415,241        160,648,445        203,665,557
                                                          -------------      -------------      -------------      -------------
    End of period                                         $ 414,914,124      $ 426,594,201      $ 150,746,740      $ 160,648,445
                                                          =============      =============      =============      =============
    Undistributed (or distributions in excess of)
      net investment income                               $     (41,163)     $           0      $      10,635      $     846,744
                                                          =============      =============      =============      =============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Intermediate Maturity Government Fund
Financial Highlights
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                     For the Six
                                                     Months Ended    For the Year Ended October 31,
                                                    April 30, 1999   ------------------------------
PERIOD ENDED:                                         (Unaudited)         1998          1997**
                                                    --------------   ------------    --------------
Per-share data
Net asset value, beginning of period                     $10.38         $ 10.06        $  9.95
                                                         ------         -------        -------
Investment activities:
  Net investment income                                    0.25            0.53           0.11
  Net gains or losses on investments
    (both realized and unrealized)                        (0.28)           0.32           0.11
                                                         ------         -------        -------
      Total from investment activities                    (0.03)           0.85           0.22
                                                         ------         -------        -------
Distributions:
  From net investment income                              (0.25)          (0.53)         (0.11)
  From realized gains                                     (0.06)           0.00           0.00
                                                         ------         -------        -------
      Total distributions                                 (0.31)          (0.53)         (0.11)
                                                         ------         -------        -------
Net asset value, end of period                           $10.04         $ 10.38        $ 10.06
                                                         ======         =======        =======
Total return                                               0.26%+          8.99%          2.22%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                 $   13         $    12        $     2
    Ratio of expenses to average net assets                0.85%*@         0.85%@         0.85%*@
    Ratio of net income to average net assets              4.94%*          5.28%          5.62%*
    Decrease reflected in above operating ratios
      due to waviers/reimbursements                        0.25%*          3.30%          0.00%*
Portfolio turnover rate                                   38.81%+        133.98%        104.34%+

-------------------------------------------------------------------------------
+  Non-annualized.
*  Annualized.
** For the period August 15, 1997 (Commencement of Operations) through October
   31, 1997.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Fixed Income Fund
Financial Highlights
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                            For the Six
                                                            Months Ended        For the Year Ended October 31,
                                                           April 30, 1999     ------------------------------------
PERIOD ENDED:                                                (Unaudited)        1998         1997**        1996**
                                                           --------------     --------     ---------     ---------
Per-share data
Net asset value, beginning of period                        $   10.41        $   10.43     $   10.10     $    9.90
                                                            ---------        ---------     ---------     ---------
Investment activities:
  Net investment income                                          0.27             0.56          0.60          0.19
  Net gains or losses on investments and foreign currency
    related items (both realized and unrealized)                (0.19)            0.07          0.33          0.20
                                                            ---------        ---------     ---------     ---------
      Total from investment activities                           0.08             0.63          0.93          0.39
                                                            ---------        ---------     ---------     ---------
Distributions:
  From net investment income                                    (0.27)           (0.56)        (0.60)        (0.19)
  From realized capital gains                                   (0.04)           (0.09)         0.00          0.00
                                                            ---------        ---------     ---------     ---------
      Total distributions                                       (0.31)           (0.65)        (0.60)        (0.19)
                                                            ---------        ---------     ---------     ---------
Net asset value, end of period                              $   10.18        $   10.41     $   10.43     $   10.10
                                                            =========        =========     =========     =========
Total return                                                     0.77%+           6.21%         9.51%         3.93%+

Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)                  $   3,352        $   3,058     $   3,963     $     911
  Ratio of expenses to average net assets                        1.00%*@          1.00%@        1.00%@        1.00%*@
  Ratio of net income to average net assets                      5.21%*           5.40%         5.62%         5.85%*
  Decrease reflected in above operating ratios
      due to waviers/reimbursements                              0.03%*           0.04%         0.08%         0.11%*
Portfolio turnover rate                                        101.68%+         124.04%       129.06%       194.23%+

--------------------------------------------------------------------------------
+  Non-annualized.
*  Annualized.
** For the period July 3, 1996 (Commencement of Operations) through October 31,
   1996.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Global Fixed Income Fund
Financial Highlights
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                            For the Six
                                                            Months Ended        For the Year Ended October 31,
                                                           April 30, 1999     ------------------------------------
PERIOD ENDED:                                                (Unaudited)        1998          1997         1996**
                                                           --------------     --------     ---------     ---------
Per-share data
Net asset value, beginning of period                         $   10.57       $   10.90     $   11.17     $   10.90
                                                             ---------       ---------     ---------     ---------
Investment activities:
  Net investment income                                           0.18            0.37          0.41          0.10
  Net gains or losses on investments and foreign currency
    related items (both realized and unrealized)                  0.23           (0.02)         0.15          0.27
                                                             ---------       ---------     ---------     ---------
      Total from investment activities                            0.41            0.35          0.56          0.37
                                                             ---------       ---------     ---------     ---------
Distributions:
  From net investment income                                      0.00           (0.68)        (0.29)        (0.10)
  From realized capital gains                                    (0.24)           0.00         (0.54)         0.00
  In excess of realized capital gains                             0.00            0.00          0.00          0.00
                                                             ---------       ---------     ---------     ---------
      Total distributions                                        (0.24)          (0.68)        (0.83)        (0.10)
                                                             ---------       ---------     ---------     ---------
Net asset value, end of period                               $   10.74       $   10.57     $   10.90     $   11.17
                                                             =========       =========     =========     =========
Total return                                                      3.93%+          3.51%         5.18%         3.41%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                     $      75       $   6,518     $   8,935     $      39
  Ratio of expenses to average net assets                         1.45%*@         1.45%@        1.45%@        1.45%*@
  Ratio of net income to average net assets                       4.13%*          4.75%         4.76%         5.69%*
  Decrease reflected in above operating expense
      ratios due to waviers/reimbursements                        0.48%*          0.37%         0.33%         0.21%*
Portfolio turnover rate                                         248.51%+        233.73%       202.92%       123.90%+

--------------------------------------------------------------------------------
+  Non-annualized.
*  Annualized.
** For the period August 12, 1996 (Commencement of Operations) through October
   31, 1996.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the fund's expense ratio.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Funds
Notes to Financial Statements
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

     The Warburg Pincus Intermediate Maturity Government Fund and the Warburg Pincus Fixed Income Fund are registered under the Investment Company Act of 1940, as amended (1940 Act), as diversified, open-end management investment companies. And the Warburg Pincus New York Intermediate Municipal Fund and the Warburg Pincus Global Fixed Income Fund which are registered under the 1940 Act as non-diversified, open-end management investment companies.

     Investment objectives for each fund are as follows: the Intermediate Government Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital; and the New York Municipal Fund seeks to maximize current interest income exempt from federal income tax and New York State and New York City personal income tax to the extent consistent with prudent investment and the preservation of capital; the Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation; and the Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation.

     Each fund (except the New York Intermediate Municipal Fund) offers two classes of shares, one class being referred to as the Common Class and one class being referred to as the Advisor Class. Common and Advisor Class in each fund represent an equal pro rata interest in each fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Advisor Class for each fund bear expenses paid pursuant to a distribution plan adopted by each fund at an annual rate not to exceed .75% of the average daily net asset value of each fund's outstanding Advisor Class. The Advisor Class for the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund currently bear expenses of .25% of average daily net assets. The Advisor Class of the Global Fixed Income Fund currently bear expenses of .50% of average daily net assets. Prior to October 30, 1998, the New York Intermediate Municipal Fund offered an Advisor Class.

     The net asset value of each fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each fund's investments are valued at market value, which is generally determined using market quotations. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

method that the Board of Directors/Trustees believe accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

     When a fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the fund realizes a gain or loss equal to the amount of the premium received or paid. When the fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

     The books and records of the funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fixed Income Fund and the Global Fixed Income Fund isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     The Fixed Income Fund and the Global Fixed Income Funds may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

     The Fixed Income Fund and the Global Fixed Income Funds' investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the portfolio to operational and other risks as well. Some countries may have restrictions that could limit the portfolio's access to attractive opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

     Each fund may each invest up to 15% of its assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly-traded securities, and they may be difficult or impossible to sell at the time and the price the fund would like. In addition, the lack of an active market may make it difficult to obtain an accurate price for a fund security.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

     Dividends from net investment income are declared daily and paid monthly for the Fixed Income Fund, the Intermediate Government Fund and the New York Municipal Fund. Dividends from net investment income are declared and paid quarterly for the Global Fixed Income Fund. Distributions for all Funds of net realized capital gains, if any, are declared and paid annually for all funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for federal taxes as it is each fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended,

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each fund, along with other Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     The funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the six months ended April 30, 1999, the funds received credits or reimbursements under this arrangement as follows:

           Fund                                            Amount
           ----                                            ------
           Intermediate Government                         $1,324
           New York Municipal                               2,033
           Fixed Income                                     7,888
           Global Fixed Income                              2,922


2. Investment Adviser, Co-Administrators and Distributor

     Warburg Pincus Asset Management, Inc. (Warburg), which is indirectly controlled by Warburg, Pincus & Co., serves as each fund's investment adviser. On February 15, 1999, Warburg, Pincus & Co. and Credit Suisse Group announced that they reached an agreement for Credit Suisse to acquire Warburg. Under the terms of the arrangement, no immediate changes are planned to Warburg investment portfolio managers and investment professionals. The Warburg Pincus Funds' Board of Directors and shareholders have approved the "assignment" of each Fund's current investment advisory agreement with Warburg. The transaction is expected to be

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

completed in mid-1999. For its investment advisory services, Warburg receives the following fees based on each fund's average daily net assets:

     Fund                                        Annual Rate
     ------                         --------------------------------------
     Intermediate Government           .50% of average daily net assets
     New York Municipal                .40% of average daily net assets
     Fixed Income                      .50% of average daily net assets
     Global Fixed Income              1.00% of average daily net assets

   For the six months ended April 30, 1999, investment advisory fees and voluntary waivers were as follows:

                                      Gross                            Net
     Fund                         Advisory Fee       Waiver        Advisory Fee
     ----                        --------------   -----------    --------------
     Intermediate Government      $  182,975       $ (79,281)       $103,694
     New York Municipal              213,304         (40,225)        173,079
     Fixed Income                  1,044,774         (74,169)        970,605
     Global Fixed Income             777,718        (369,527)        408,191

     Counsellors Funds Service, Inc. (CFSI), a wholly-owned subsidiary of Warburg, and PFPC Inc. (PFPC), an indirect, wholly-owned subsidiary of PNC Bank Corp. (PNC), serve as each fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the six months ended April 30, 1999, administrative services fees earned by CFSI were as follows:

     Fund                                  Co-Administration Fee
     ----                                  ---------------------
     Intermediate Government                    $ 36,595
     New York Municipal                           53,326
     Fixed Income                                208,955
     Global Fixed Income                          77,772

     For administrative services, PFPC currently receives a fee calculated at an annual rate of .05% of each Fund's average daily net assets.

     For the six months ended April 30, 1999, administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:


                                                                                  Net
     Fund                         Co-Administration Fee      Waiver       Co-Administration Fee
     ----                         ---------------------     --------   --------------------------

     Intermediate Government            $ 19,235              $ 0             $ 19,235
     New York Municipal                   35,091                0               35,091
     Fixed Income                        111,034                0              111,034
     Global Fixed Income                  42,050                0               42,050

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

     Counsellors Securities Inc. (CSI), also a wholly-owned subsidiary of Warburg, serves as each fund's distributor. No compensation is paid by the Common Class to CSI for distribution services. For its distribution services, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Advisor Class of the Fixed Income Fund and the Intermediate Government Fund and .50% of the average daily net assets of the Advisor Class of the Global Fixed Income Fund pursuant to Rule 12b-1 under the 1940 Act. CSI pays all of the Advisor Class fees to institutions and financial-services firms that offer the Advisor Class. For the six months ended April 30, 1999, distribution fees earned by CSI were as follows:

                                              Shareholder Servicing/
     Fund                                        Distribution Fee
     ----                                    -------------------------
     Intermediate Government                        $     15
     Fixed Income                                      4,016
     Global Fixed Income                              12,210


3. Line ofCredit

     The funds, together with certain other Warburg Pincus Funds have established committed and uncommitted line of credit facilities with PNC for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Under the terms of the committed line of credit, the Warburg Pincus Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Pincus Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the uncommitted lines of credit, the Warburg Pincus Funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an International Fund) and twenty-five percent (25%) of the assets of any fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. At April 30, 1999, there were no outstanding balances under these line of credit facilities for any of the funds.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

4. Investments in Securities

     At April 30, 1999, purchases and sales of investment securities (excluding short-term investments) and U.S. government and agency obligations were as follows:

                                                                      U.S. Government and
                                     Investment Securities             Agency Obligations
                                 -----------------------------     -----------------------------
                                  Purchases           Sales          Purchases          Sales
                                 ------------     ------------     ------------     ------------

     Intermediate Government     $          0     $          0     $ 26,929,830     $ 36,900,787
     New York Municipal            27,655,453       33,750,420                0                0
     Fixed Income                 253,140,829      253,236,242      237,102,844      242,547,812
     Global Fixed Income          192,454,297      196,397,982      151,237,584      162,671,790


     At April 30, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:



                                                                        Net
                                                                    Unrealized
                                  Unrealized       Unrealized      Appreciation
     Fund                        Appreciation     Depreciation    (Depreciation)
     ----                        ------------     -------------   --------------
     Intermediate Government       $  305,990     $  (388,278)       $ (82,288)
     New York Municipal             2,639,617         (60,396)       2,579,222
     Fixed Income                   2,084,644      (4,663,737)      (2,579,093)
     Global Fixed Income            5,362,375      (4,850,078)         512,297


5. Forward Foreign Currency Contracts

     The Fixed Income Fund and the Global Fixed Income Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise and from movements in the value of a foreign currency relative to the U.S. dollar and from the potential default of counterparties to the contract. Each fund will enter into forward contracts primarily for hedging purposes. However, on occasion the Funds may enter into forward contracts for speculative purposes, which may increase the Fund's investment risk. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

5. Forward Foreign Currency Contracts -- (cont'd)

     For the six months ended April 30, 1999, the Global Fixed Income Fund had the following open forward foreign currency contracts:


                                                                                                           Unrealized
                                                                                                             Foreign
        Sold                   Expiration       Foreign Currency        Contract                             Exchange
Forward Currency Contract         Date                Amount             Amount        Contract Value       Gain/(Loss)
-----------------------        ----------       -----------------     -----------      ---------------     -------------
European Economic Unit           07/28/99           37,137,275        $40,142,814        $39,517,774         $625,040

                                                                                                            Unrealized
                                                                                                             Foreign
       Purchased               Expiration       Foreign Currency        Contract                             Exchange
Forward Currency Contract         Date                Amount             Amount        Contract Value       Gain/(Loss)
-----------------------        ----------       -----------------     -----------      ---------------     -------------
Norwegian krone                  07/28/99           11,500,000        $ 1,468,275        $ 1,471,284          $ 3,009


6. Futures Contracts

     Each fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. For the six months ended April 30, 1999, the funds did not enter into futures contracts. At April 30, 1999 the funds did not have have any open futures contracts.

7. Capital Share Transactions

     The Intermediate Government Fund and the Global Fixed Income Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are classified as the Advisor Class. The New York Municipal Fund and the Fixed Income Fund are each authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as the Common Class and two billion shares are classified the Advisor Class.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

7. Capital Share Transactions -- (cont'd)


                                                                   Intermediate Government Fund
                                                  ------------------------------------------------------------------
                                                            Common Class                      Advisor Class
                                                  ------------------------------      ------------------------------
                                                   For the Six        For the         For the Six         For the
                                                  Months Ended      Year Ended        Months Ended       Year Ended
                                                  April 30, 1999     October 31,      April 30,1999      October 31,
                                                   (Unaudited)         1998            (Unaudited)          1998
                                                  -------------     ------------      -------------      -----------
Shares sold                                          3,917,681         7,804,541               476               861
Shares issued to shareholders on reinvestment
  of dividends                                         184,331           252,353                34                33
Shares redeemed                                     (4,732,451)       (5,334,372)             (309)              (20)
                                                  ------------      ------------      ------------      ------------
Net increase in shares outstanding                    (630,439)        2,722,522               201               874
                                                  ============      ============      ============      ============
Proceeds from sale of shares                      $ 39,822,695      $ 79,566,141      $      4,842      $      8,731
Reinvested dividends                                 1,879,178         2,563,729               338               336
Net asset value of shares redeemed                 (48,125,824)      (54,237,972)           (3,118)             (202)
                                                  ------------      ------------      ------------      ------------
Net increase (decrease) from capital
  share transactions                              $ (6,423,951)     $ 27,891,898      $      2,062      $      8,865
                                                  ============      ============      ============      ============






                                                                     New York Municipal Fund
                                                  ------------------------------------------------------------------
                                                            Common Class                      Advisor Class
                                                  ------------------------------      ------------------------------
                                                   For the Six        For the         For the Six         For the
                                                  Months Ended      Year Ended        Months Ended       Year Ended
                                                  April 30, 1999     October 31,      April 30,1999      October 31,
                                                   (Unaudited)         1998            (Unaudited)          1998
                                                  -------------     ------------      -------------      -----------
Shares sold                                          3,612,064         4,761,389                 0                 0
Shares issued to shareholders on reinvestment
  of dividends                                         208,216           334,796                 0                 0
Shares redeemed                                     (4,307,051)       (3,553,241)               16                 0
                                                  ------------      ------------      ------------      ------------
Net increase in shares outstanding                    (486,771)        1,542,944                16                 0
                                                  ============      ============      ============      ============
Proceeds from sale of shares                      $ 37,964,403      $ 49,747,129                 0      $          0
Reinvested dividends                                 2,182,153         3,489,600                 0                 4
Net asset value of shares redeemed                 (45,187,514)      (37,058,061)             (165)                0
                                                  ------------      ------------      ------------      ------------
Net increase (decrease) from capital
  share transactions                              $ (5,040,958)     $ 16,178,668      $       (165)     $          4
                                                  ============      ============      ============      ============

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

7. Capital Share Transactions -- (cont'd)




                                                                         Fixed Income Fund
                                                  ------------------------------------------------------------------
                                                            Common Class                      Advisor Class
                                                  ------------------------------      ------------------------------
                                                   For the Six        For the         For the Six         For the
                                                  Months Ended      Year Ended        Months Ended       Year Ended
                                                  April 30, 1999     October 31,      April 30,1999      October 31,
                                                   (Unaudited)         1998            (Unaudited)          1998
                                                  -------------     ------------      -------------      -----------
Shares sold                                          10,659,250         26,398,769           50,668         100,566
Shares issued to shareholders on reinvestment
  of dividends                                          953,544          1,946,842            8,036          21,378
Shares redeemed                                     (11,901,138)       (13,107,841)         (23,434)       (208,103)
                                                  -------------      -------------    -------------   -------------
Net increase in shares outstanding                      288,344         15,237,770           35,270         (86,159)
                                                  =============      =============    =============   =============
Proceeds from sale of shares                      $ 109,769,837      $ 274,574,003    $     522,528   $   1,043,897
Reinvested dividends                                  9,830,658         20,199,526           82,779         221,585
Net asset value of shares redeemed                 (122,646,810)      (136,202,146)        (241,472)     (2,159,507)
                                                  -------------      -------------    -------------   -------------
Net increase (decrease) from capital
  share transactions                              $  (3,046,315)     $ 158,571,383    $     363,835   $    (894,025)
                                                  =============      =============    =============   =============




                                                                      Global Fixed Income Fund
                                                  ------------------------------------------------------------------
                                                            Common Class                      Advisor Class
                                                  ------------------------------      ------------------------------
                                                   For the Six        For the         For the Six         For the
                                                  Months Ended      Year Ended        Months Ended       Year Ended
                                                  April 30, 1999     October 31,      April 30,1999      October 31,
                                                   (Unaudited)         1998            (Unaudited)          1998
                                                  -------------     ------------      -------------      -----------
Shares sold                                           4,270,297          9,874,066            6,615          157,868
Shares issued to shareholders on reinvestment
  of dividends                                          414,134          1,031,287           14,067           52,605
Shares redeemed                                      (5,175,910)       (14,237,226)        (630,376)        (413,879)
                                                  -------------      -------------    -------------    -------------
Net increase in shares outstanding                     (491,479)        (3,331,873)        (609,694)        (203,406)
                                                  =============      =============    =============    =============
Proceeds from sale of shares                      $  45,505,614      $ 103,490,118    $      69,739    $   1,658,613
Reinvested dividends                                  4,370,993         10,706,804          148,402          545,336
Net asset value of shares redeemed                  (54,997,374)      (149,374,012)      (6,701,081)      (4,279,669)
                                                  -------------      -------------    -------------    -------------
Net increase (decrease) from capital
  share transactions                              $  (5,120,767)     $ (35,177,090)   $  (6,482,940)   $  (2,075,720)
                                                  =============      =============    =============    =============


Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

8. Liabilities

     At April 30, 1999 the Intermediate Government Fund and the New York Intermediate Municipal Funds had the following liabilities:

                                                Intermediate         New York
                                              Government Fund     Municipal Fund
                                              ---------------     --------------
Investment advisory fee payable                   $  5,954           $ 28,241
Administration services fee payable                  5,473              8,387
Distributions payable                              283,093            332,401

9. Net Assets

     At April 30, 1999, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period distributions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. The Global Fixed Income Fund reclassified ($10,635 of undistributed gains from foreign currency related items) from accumulated net realized gain (loss) on foreign currency related items to undistributed net investment income.

     Net Assets at April 30, 1999 consisted of the following:

                                                   Intermediate         New York           Fixed          Global Fixed
                                                 Government Fund     Municipal Fund     Income Fund        Income Fund
                                                 ---------------     --------------    -------------      --------------
Capital contributed, net                          $  69,393,743      $  97,901,045     $ 416,722,328      $ 158,291,454
Undistributed (or distributions in excess of)
  net investment income                                       0                  0           (41,163)            10,635
Accumulated (or distributions in excess of)
  net realized gain (loss) from security
  transactions                                          (62,660)           156,862           812,052         (8,679,235)
Net unrealized appreciation (depreciation)
  from investments and foreign currency
  related items                                          35,143          2,579,292        (2,579,093)         1,123,886
                                                  -------------      -------------     -------------      -------------
Net assets                                        $  69,366,226      $ 100,637,199     $ 414,914,124      $ 150,746,740
                                                  =============      =============     =============      =============


10. Capital Loss Carryover

     At April 30, 1999, capital loss carryovers available to offset possible future capital gains of the Global Fixed Income Fund were as follows:

                 Capital Loss Carryover Expires in
             -----------------------------------------     Total Capital
               2002            2003            2006        Loss Carryover
             --------        --------       ----------     --------------
             $517,856        $329,870       $6,945,772       $7,793,498

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

11. Other Financial Highlights

     Each fund (other than the New York Intermediate Municipal Fund) currently offers one other class of shares, the Common Class, representing equal pro rata interests in each of the respective funds. The financial highlights for a Common Class share of each fund are as follows:

                                                                        Intermediate Government Fund
                                           --------------------------------------------------------------------------------------
                                                                               Common Class
                                           --------------------------------------------------------------------------------------
                                            For the Six
                                            Months Ended                          For the Year Ended October 31,
                                           April 30, 1999      ------------------------------------------------------------------
                                             (Unaudited)         1998           1997           1996          1995          1994
                                           -------------       --------       --------       --------      --------      --------
PERIOD ENDED:
Per-share data
  Net asset value, beginning of period         $  10.37        $  10.05       $  10.07       $  10.22      $   9.66      $  11.03
                                               --------        --------       --------       --------      --------      --------
Investment activities:
  Net investment income                            0.26            0.56           0.58           0.58          0.59          0.54
  Net gains or losses on
    investments (both realized
    and unrealized)                               (0.27)           0.32           0.10          (0.06)         0.56         (0.73)
                                               --------        --------       --------       --------      --------      --------
      Total from investment activities            (0.01)           0.88           0.68           0.52          1.15         (0.19)
                                               --------        --------       --------       --------      --------      --------
Distributions:
  From net investment income                      (0.26)          (0.56)         (0.58)         (0.58)        (0.59)        (0.55)
  From realized capital gains                     (0.05)           0.00          (0.08)         (0.09)         0.00         (0.63)
  In excess of realized capital gains             (0.01)           0.00          (0.04)          0.00          0.00          0.00
                                               --------        --------       --------       --------      --------      --------
      Total distributions                         (0.32)          (0.56)         (0.70)         (0.67)        (0.59)        (1.18)
                                               --------        --------       --------       --------      --------      --------
Net asset value, end of period                 $  10.04        $  10.37       $  10.05       $  10.07      $  10.22      $   9.66
                                               ========        ========       ========       ========      ========      ========
      Total return                                (0.04)%+         9.35%          6.99%          5.16%        12.32%        (1.78)%

Ratios/Supplemental Data:
Net assets, end of period
  (000s omitted)                               $ 69,353        $ 78,200       $ 48,421       $ 47,690      $ 55,898      $ 46,734
    Ratio of expenses to average net assets        0.60%*@         0.60%@         0.61%@         0.61%@        0.60%         0.60%
    Ratio of net income to average
      net assets                                   5.16%*          5.54%          5.81%          5.68%         6.00%         5.43%
    Decrease reflected in above
      operating ratios due to
      waivers/reimbursements                       0.22%*          0.34%          0.33%          0.46%         0.49%         0.42%
Portfolio turnover rate                           38.81%+        133.98%        104.34%        163.59%       105.79%       115.37%

--------------------------------------------------------------------------------
+  Non-Annualized.
*  Annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended April 30, 1999 and by .00%, .01% and .01% for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratios after reflecting these arrangements was .60% for the six months ended April 30, 1999 and .60% for each of the years ended October 31, 1998, 1997 and 1996, respectively.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

11. Other Financial Highlights -- (cont'd)


                                                                         New York Intermediate Municipal Fund
                                           -----------------------------------------------------------------------------------------
                                                                                  Common Class
                                           -----------------------------------------------------------------------------------------
                                            For the Six
                                            Months Ended                          For the Year Ended October 31,
                                           April 30, 1999  -------------------------------------------------------------------------
                                             (Unaudited)      1998            1997           1996            1995           1994
                                           -------------   ----------       --------       --------        --------        --------
PERIOD ENDED:
Per-share data
  Net asset value,
    beginning of period                   $   10.54        $   10.35        $  10.34       $  10.42       $  10.07       $  10.65
                                          ---------        ---------        --------       --------       --------       --------
Investment activities:
  Net investment income                        0.21             0.44            0.45           0.45           0.47           0.46
  Net gains or losses on
    investments (both realized
    and unrealized)                           (0.06)            0.19            0.13           0.04           0.36          (0.45)
                                          ---------        ---------        --------       --------       --------       --------
      Total from investment
       activities                              0.15             0.63            0.58           0.49           0.83           0.01
                                          ---------        ---------        --------       --------       --------       --------
Distributions:
  From net investment income                  (0.21)           (0.44)          (0.45)         (0.45)         (0.47)         (0.46)
  In excess of realized capital gains         (0.06)            0.00           (0.12)         (0.12)         (0.01)         (0.13)
                                          ---------        ---------        --------       --------       --------       --------
      Total distributions                     (0.27)           (0.44)          (0.57)         (0.57)         (0.48)         (0.59)
                                          ---------        ---------        --------       --------       --------       --------
Net asset value, end of period            $   10.42        $   10.54        $  10.35       $  10.34       $  10.42       $  10.07
                                          =========        =========        ========       ========       ========       ========
      Total return                             1.42%+           6.24%           5.83%          4.87%          8.31%          0.04%

Ratios/Supplemental Data:
Net assets, end of period
  (000s omitted)                          $ 100,637        $ 106,922        $ 88,944       $ 77,559       $ 73,361       $ 75,716
    Ratio of expenses to
      average net assets                       0.60%*@          0.60%@          0.60%@         0.61%@         0.60%          0.60%
    Ratio of net income to
      average net assets                       4.01%*           4.24%           4.40%          4.41%          4.50%          4.41%
    Decrease reflected in above
      operating ratios due to
      waivers/reimbursements                   0.08%*           0.07%           0.08%          0.17%          0.26%          0.20%
Portfolio turnover rate                       26.69%+          37.25%          69.84%         69.23%        105.17%        167.09%

--------------------------------------------------------------------------------
+  Non-Annualized.
*  Annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .00% for the six months ended April 30, 1999 and by .00%, .00% and .01% for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratios after reflecting these arrangements was .60% for the six months ended April 30, 1999 and .60% for each of the years ended October 31, 1998, 1997 and 1996, respectively.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

11. Other Financial Highlights -- (cont'd)

                                                                              Fixed Income Fund
                                           -----------------------------------------------------------------------------------------
                                                                                  Common Class
                                           -----------------------------------------------------------------------------------------
                                            For the Six
                                            Months Ended                          For the Year Ended October 31,
                                           April 30, 1999  -------------------------------------------------------------------------
                                             (Unaudited)      1998            1997           1996            1995           1994
                                           -------------   ----------       --------       --------        --------        --------
PERIOD ENDED:
Per-share data
  Net asset value,
    beginning of period                    $  10.41         $  10.43        $  10.10       $  10.07       $   9.61       $  10.42
                                           --------         --------        --------       --------       --------       --------
Investment activities:
  Net investment income                        0.28             0.59            0.62           0.63           0.70           0.63
  Net gains or losses on
    investments and foriegn
    currency related items
    (both realized and unrealized)            (0.18)            0.07            0.33           0.03           0.46          (0.70)
                                           --------         --------        --------       --------       --------       --------
      Total from investment
       activities                              0.10             0.66            0.95           0.66           1.16          (0.07)
                                           --------         --------        --------       --------       --------       --------
Distributions:
  From net investment income                  (0.28)           (0.59)          (0.62)         (0.63)         (0.70)         (0.65)
  From realized capital gains                 (0.04)           (0.09)           0.00           0.00           0.00          (0.09)
                                           --------         --------        --------       --------       --------       --------
      Total distributions                     (0.32)           (0.68)          (0.62)         (0.63)         (0.70)         (0.74)
                                           --------         --------        --------       --------       --------       --------
Net asset value, end of period             $  10.19         $  10.41        $  10.43       $  10.10       $  10.07       $   9.61
                                           ========         ========        ========       ========       ========       ========
      Total return                             0.99%+           6.48%           9.78%          6.80%         12.59%         (0.60)%

Ratios/Supplemental Data:
Net assets, end of period
  (000s omitted)                           $411,562         $423,536        $265,453       $151,184       $116,983       $102,246
    Ratio of expenses to
      average net assets                       0.75%*@          0.75%@          0.75%@         0.76%@         0.75%          0.75%
    Ratio of net income to
      average net assets                       5.45%*           5.64%           6.05%          6.30%          7.25%          6.53%
    Decrease reflected in above
      operating ratios due to
      waivers/reimbursements                   0.04%*           0.04%           0.08%          0.15%          0.18%          0.18%
Portfolio turnover rate                      101.68%+         124.04%         129.06%        194.23%        182.93%        179.44%

--------------------------------------------------------------------------------
+  Non-Annualized.
*  Annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expenses ratio by .00% for the six months ended April 30, 1999 and by .00%, .00% and .01% for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratios after reflecting these arrangements was .75% for the six months ended April 30, 1999 and .75% for each of the years ended October 31, 1998, 1997 and 1996, respectively.

Warburg Pincus Funds
Notes to Financial Statements (cont'd)
April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

11. Other Financial Highlights -- (cont'd)

                                                                           Global Fixed Income Fund
                                           -----------------------------------------------------------------------------------------
                                                                                  Common Class
                                           -----------------------------------------------------------------------------------------
                                            For the Six
                                            Months Ended                          For the Year Ended October 31,
                                           April 30, 1999  -------------------------------------------------------------------------
                                             (Unaudited)      1998            1997           1996            1995           1994
                                           -------------   ----------       --------       --------        --------        --------
PERIOD ENDED:
Per-share data
  Net asset value,
    beginning of period                   $   10.62        $  10.91        $  11.17         $  11.04        $ 10.45        $ 11.38
                                          ---------        --------        --------         --------        -------        -------
Investment activities:
  Net investment income                        0.25            0.58            0.54             0.62           0.99           0.34
  Net gains or losses on
    investments and foriegn
    currency related items (both
    realized and unrealized)                   0.21           (0.16)           0.08             0.57           0.09          (0.64)
                                          ---------        --------        --------         --------        -------        -------
      Total from investment
       activities                              0.46            0.42            0.62             1.19           1.08          (0.30)
                                          ---------        --------        --------         --------        -------        -------
Distributions:
  From net investment income                  (0.31)          (0.71)          (0.34)           (1.06)         (0.49)         (0.45)
  From realized capital gains                 (0.03)           0.00           (0.54)            0.00           0.00          (0.14)
  Return of capital                            0.00            0.00            0.00             0.00           0.00          (0.04)
                                          ---------        --------        --------         --------        -------        -------
      Total distributions                     (0.34)          (0.71)          (0.88)           (1.06)         (0.49)         (0.63)
                                          ---------        --------        --------         --------        -------        -------
Net asset value, end of period            $   10.74        $  10.62        $  10.91         $  11.17        $ 11.04        $ 10.45
                                          =========        ========        ========         ========        =======        =======
      Total return                             4.40%+          4.10%           5.76%           11.35%         10.65%         (2.79)%

Ratios/Supplemental Data:
Net assets, end of period
  (000s omitted)                          $ 150,672        $154,131        $194,731         $131,072        $63,641        $90,394
    Ratio of expenses to
      average net assets                       0.95%*@         0.95%@          0.96%@           0.95%@         0.95%          0.95%
    Ratio of net income to
      average net assets                       4.72%*          5.21%           5.40%            6.78%          8.18%          6.96%
  Decrease reflected in above
    operating ratios due to
    waivers/reimbursements                     0.47%*          0.46%           0.39%            0.56%          0.63%          0.65%
Portfolio turnover rate                      248.51%+        233.73%         202.92%          123.90%        128.70%        178.11%

--------------------------------------------------------------------------------
+  Non-Annualized.
*  Annualized.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expenses ratio by .00% for the six months ended April 30, 1999 and by .00%, .01% and .00% for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratios after reflecting these arrangements was .95% for the six months ended April 30, 1999 and .95% for each of the years ended October 31, 1998, 1997 and 1996, respectively.

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


                                 WARBURG PINCUS

                                 ADVISOR FUNDS


                                  COUNSELLORS

                                SECURITIES INC.,

                                  DISTRIBUTOR

                                  800-222-8977




                                 WARBURG PINCUS

                                                                    ADBDF-3-0499